                                                                   EXHIBIT 99.2

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.              CASE NUMBER: 01-10959 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


 /s/ NICHOLAS J. DAVISON
--------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.              CASE NUMBER: 01-10959 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to March Monthly Operating Report

16-Apr-02                Summary Of Bank, Investment &              Attachment 1
8:53 AM                       Petty Cash Accounts
Summary                 Great Ocean Cruise Line, L.L.C.
Great Ocean Cruise           Case No: 01-10959 (EIK)                   UNAUDITED
  Line, LLC
                            For Month Of March, 2002

                                             Balances
                                 --------------------------------       Receipts &          Bank
                                    Opening            Closing          Disbursements       Statements            Account
Account                          As Of 3/01/02      As Of 3/31/02       Included            Included              Reconciled
-------                          -------------      -------------       -------------       --------------        ----------
Mississippi Queen Steamer          100,000.00        100,000.00         Yes                 No - Not              Yes
Hibernia                                                                                    Concentration
Account # - 812-502-719                                                                     Account

Mississippi Queen                        0.00              0.00         No -                Not A Bank            No -
Petty Cash                                                              No Activity         Account               No Activity

16-Apr-02                  Receipts & Disbursements               Attachment 2-1
8:50 AM                 Great Ocean Cruise Line, L.L.C.
R&D - Hibernia -            Case No: 01-10959 (EIK)                    UNAUDITED
   MQ Steamer                       Hibernia
                       Mississippi Queen Steamer Account
                            Account # - 812-502-719
                            1 March 02 - 31 March 02

Opening Balance - 1 Mar 02
                              100,000.00


Receipts

                              ----------
                                    0.00        Total Receipts


Disbursements


                              ----------
                                    0.00        Total Disbursements


Closing Balance - 31 Mar 02
                              100,000.00

16-Apr-02        Concentration & Investment Account Statements      Attachment 3
8:54 AM                 Great Ocean Cruise Line, L.L.C.
Summary                     Case No: 01-10959 (EIK)
Great Ocean               For Month Of March, 2002
  Cruise Line, LLC
Attach 3


         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 19-APR-02 08:27:24
INCOME STATEMENT - ATTACHMENT 4                   Page: 1
Current Period: MAR-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                         PTD-Actual
                                                         31-Mar-02
                                                        -----------
Revenue
Gross Revenue                                             (2,456.42)
Allowances                                               (48,711.19)
                                                        -----------
Net Revenue                                              (51,167.61)

Operating Expenses
Air                                                            0.00
Hotel                                                          0.00
Commissions                                                    0.00
Onboard Expenses                                             146.81
Passenger Expenses                                          (678.57)
Vessel Expenses                                           36,370.37
Layup/Drydock Expense                                          0.00
Vessel Insurance                                          72,068.14
                                                        -----------
Total Operating Expenses                                 107,906.75

                                                        -----------
Gross Profit                                            (159,074.36)

SG&A Expenses
Sales & Marketing                                              0.00
Start-Up Costs                                             1,451.50
                                                        -----------
Total SG&A Expenses                                        1,451.50

                                                        -----------
EBITDA                                                  (160,525.86)

Depreciation                                                   0.00

                                                        -----------
Operating Income                                        (160,525.86)

Other Expense/(Income)
Interest Income                                                0.00
Equity in Earnings for Sub                                     0.00
Reorganization expenses                                        0.00
                                                        -----------
Total Other Expense/(Income)                                   0.00

                                                        -----------
Net Pretax Income/(Loss)                                (160,525.86)

Income Tax Expense                                             0.00

                                                        -----------
Net Income/(Loss)                                       (160,525.86)
                                                        ===========

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:03:50
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: MAR-2

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                 YTD-Actual                YTD-Actual
                                                  31-Mar-02                 22-Oct-01
                                               --------------            --------------
ASSETS

Cash and Equivalent                                100,000.00                 91,427.94

Restricted Cash                                          0.00                      0.00

Accounts Receivable                                 27,274.85                 61,448.42

Inventories                                        301,281.55                387,173.50

Prepaid Expenses                                         0.00                  9,438.70

Other Current Assets                                     0.00                (14,555.00)

                                               --------------            --------------
Total Current Assets                               428,556.40                534,933.56


Fixed Assets                                    32,530,486.54             32,530,486.54

Accumulated Depreciation                       (22,994,750.57)           (22,994,750.57)

                                               --------------            --------------
Net Fixed Assets                                 9,535,735.97              9,535,735.97


Net Goodwill                                             0.00                      0.00

Intercompany Due To/From                        21,706,040.13             19,836,574.32

Net Deferred Financing Fees                              0.00                      0.00

Net Investment in Subsidiaries                           0.00                      0.00

                                               --------------            --------------
Total Other Assets                              21,706,040.13             19,836,574.32

                                               --------------            --------------
Total Assets                                    31,670,332.50             29,907,243.85
                                               ==============            ==============

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:03:50
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: MAR-2

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                 YTD-Actual                YTD-Actual
                                                  31-Mar-02                 22-Oct-01
                                               --------------            --------------
LIABILITIES

Accounts Payable                                     1,826.90                  9,423.11

Accrued Liabilities                              1,209,204.06                935,232.90

Deposits                                         2,623,097.77                      0.00

                                               --------------             -------------
Total Current Liabilities                        3,834,128.73                944,656.01


Long Term Debt                                           0.00                      0.00

Other Long Term Liabilities                              0.00                      0.00

                                               --------------             -------------
Total Liabilities                                3,834,128.73                944,656.01


OTHER

Liabilities Subject to Compromise                2,667,587.11              2,827,647.41

                                               --------------             -------------
Total Other                                      2,667,587.11              2,827,647.41

OWNER'S EQUITY

Common Stock                                             0.00                      0.00

Add'l Paid In Capital                            4,571,000.00              4,571,000.00

Current Net Income (Loss)                         (608,526.06)              (984,131.23)

Retained Earnings                               21,206,142.72             22,548,071.66

                                               --------------             -------------
Total Owner's Equity                            25,168,616.66             26,134,940.43

                                               --------------             -------------
Total Liabilities & Equity                      31,670,332.50             29,907,243.85
                                               ==============             =============

GREAT OCEAN CRUISE               ATTACHMENT 6                     01-10959 (JCA)
   LINE, L.L.C.     Summary List of Due To/Due From Accounts
                       For the Month Ended March 31, 2002

                                                                 BEGINNING                                               ENDING
AFFILIATE NAME                               CASE ID #            BALANCE             DEBITS        CREDITS             BALANCE
--------------                               ---------        --------------      ------------    -----------      ---------------
American Classic Voyages Co.                 01-10954          29,613,350.37                --          76.41        29,613,273.96
AMCV Cruise Operations, Inc.                 01-10967         (21,419,111.30)               --      35,273.10       (21,454,384.40)
The Delta Queen Steamboat Co.                01-10970          14,935,686.13      1,693,478.13     170,017.90        16,459,146.36
DQSB II, Inc.                                01-10974                (877.52)               --             --              (877.52)
Great AQ Steamboat, L.L.C.                   01-10960              14,507.47                --             --            14,507.47
Great Pacific NW Cruise Line, L.L.C.         01-10977              10,219.55                --             --            10,219.55
Great River Cruise Line, L.L.C.              01-10963              49,604.28                --      82,682.65           (33,078.37)
Cruise America Travel, Incorporated          01-10966          (2,953,907.27)               --             --        (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C.          01-10964              85,950.95                --             --            85,950.95
Cape Cod Light, L.L.C.                       01-10962               4,980.00                --             --             4,980.00
Cape May Light, L.L.C.                       01-10961               1,844.01                --             --             1,844.01
Project America, Inc.                        N/A                   (4,475.20)               --             --            (4,475.20)
Great Hawaiian Properties Corporation        01-10971             (34,964.32)               --             --           (34,964.32)
Great Independence Ship Co.                  01-10969              (2,195.09)               --             --            (2,195.09)
                                                          ------------------------------------------------------------------------
                                                               20,300,612.06      1,693,478.13     288,050.06        21,706,040.13
                                                          ========================================================================

GREAT OCEAN CRUISE LINE, L.L.C.                          CASE #: 01-10959 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                                 0-30 DAYS       31-60 DAYS      61-90 DAYS     91+ DAYS           TOTAL
-------                                                 ---------       ----------      ----------     ---------        ---------
Paymentech Credit Card Processor                                                                       27,274.85        27,274.85
American Express Credit Card Processor                                                                                         --
Discover Credit Card Processor                                                                                                 --
Diners Credit Card Processor                                                                                                   --
Travel Agents                                                                                                                  --
                                                  --------------------------------------------------------------------------------
Total                                                       0                0                0        27,274.85        27,274.85
                                                  ================================================================================

                                                                 ATTACHMENT # 7

                               MISSISSIPPI QUEEN
                               AP-STEAMER CHECKS

                              21-000-221300-00000

                                    MARCH-02

OUTSTANDING CHECKS:

                  17103 Garrett TV & Appliances                498.75
                  17104 Marvin Ross                            957.96
                  17165 Jim Coulson-MCI                         50.69
                  17183 S. Baham-Spiegel                        20.00
                  17190 C. Sisson-J. Sisson                    199.50
                  17248 A. Sisson-J. Sisson                    100.00

                  Total per G/L:                              1826.90
                                                              =======


                                                                 ATTACHMENT # 8

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have been performed internally for food and beverage. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. The Debtor ceased operating its primary asset, the Mississippi Queen, on October 22, 2001. In connection therewith, the Debtor ceased recording depreciation and has not adjusted asset values pending the outcome of Chapter 11 proceedings. The Debtor has ceased recording lay-up accruals as it is currently in lay-up and is scheduled to be sold shortly thereafter.

3. The Debtor has been unable to negotiate acceptable contract terms with credit card processors other than its primary processor, Paymentech. Accordingly, the Debtor has written off prepetition receivables that cannot be processed for collection.